UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 28, 2009

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its chapter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Set forth below is investor presentation material of MutualFirst Financial, Inc.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: July 28, 2009	By:	/s/ David W. Heeter
David W. Heeter
President and Chief Executive Officer

# *MutualFirst* Financial
# Symbol: MFSF
## KBW 10th Annual Community Bank Investor Conference
## July 28, 2009

MutualBank
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# Dave Heeter
# President and CEO

MutualBank

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# Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation ReformAct of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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# Our History

- **September 7, 1889** - Mutual Home and Savings Association was formed
- **1984** - Name changed to Mutual Federal Savings Bank to better reflect business
- **1997** - Business Banking Division was introduced
- **1999** - Completed conversion from a Mutual Savings Bank to a Stock Savings Bank (Unitary Thrift Charter)
- **2007** - Expanded investment options and money management
- **2008** - Name changed to MutualBank

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# Acquisitions

- **2000** - Acquisition of Marion Capital Holdings
- **2005** - Acquisition of Fidelity Federal
- **2008** - Acquisition of MFB Corp.

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# MutualBank Today

- Headquartered in Muncie, Indiana
- $1.4 billion in assets
- $1.1 billion in net loans
- Greater than $1 billion in deposits
- 450 staff members
- 71,000 households
- Over 170,000 account holders
- 33 full-service financial centers in Delaware, Elkhart, Grant, Kosciusko, Randolph, St. Joseph, Wabash counties
- Trust offices in Hamilton County (greater Indianapolis) and Montgomery County
- Loan Origination office in Berrien County, Michigan

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# Vision & Values

# Vision

We help people live better lives.

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# Values

- **Character** - As we strive for success, we must exercise the highest standard of ethics. We cannot succeed by dealing under the table or by making end-runs. Integrity is doing the right thing Always.
- **Compassion** - We must always consider the impact of our actions on employees, customers and shareholders in all decisions. We must respect the individual in conducting our business. Compassion builds loyalty in employees and customers.
- **Class** - Brand is everything! We must be known as a credible, competent financial service provider, helping people live better lives. This will be reflected in all activities including our advertising, facilities, all customer communications, and the professionalism of our staff.
- **Competition** - We have to want to win! We cannot have any players that just want to play in the game. Our drive must be to execute our strategy so well that we win the right to control our own destiny.

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# Balance Sheet

# Total Assets


$1,384,329
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$948,662
$975,452
6/30/07
6/30/08
6/30/09

Shown in thousands.

# Loans



100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
17.59%
27.87%
54.54%
18.44%
27.69%
53.87%
30.45%
24.06%
45.49%
6/30/07
6/30/2008
6/30/09
Commercial
Consumer
Mortgage

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# Mortgage Loans



$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$431,687
$538,185
$531,167
$509,221
$500,615
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Shown in thousands.

MutualBank
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# Loan Characteristics

- Average Loan - $79,000
- Seasoning - 4.4 years
- Average LTV - 67%
- 81% above a 700 credit score

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# Mortgage Loan Quality



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.41%
0.07%
1.39%
0.16%
1.73%
0.10%
2.01%
0.02%
2.81%
0.33%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
NPL's
NCO's

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# Consumer Loans



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$221,868
$270,072
$268,392
$264,241
$264,716
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Shown in thousands.

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# Loan Characteristics

- Average Loan - $15,000
- Seasoning - 2.9 years
- Average FICO - 732
- Home Equity 40.7% of Consumer Portfolio
- RV 31.1% of Consumer Portfolio
- Boat 17.8% of Consumer Portfolio

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# Consumer Loan Quality



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.53%
0.61%
0.56%
0.31%
0.69%
0.83%
0.85%
0.79%
1.11%
0.79%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
NPL's
NCO's

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# Commercial Loans


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$147,792
$325,838
$328,681
$333,253
$335,098
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Shown in thousands.

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# Loan Characteristics

- Largest Relationship - $6.8 million
- 7 Relationships > $5 million
- Development & Construction Loans - 10% of total commercial portfolio
- Commercial Real Estate 73% of total commercial portfolio

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# Commercial Loan Quality


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
2.46%
0.41%
2.88%
-0.21%
3.17%
1.44%
2.90%
0.50%
3.44%
0.07%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
NPL's
NCO's

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# Allowance/Total Loan



1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
1.07%
1.08%
1.34%
1.41%
1.49%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

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# Funding Mix



100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
9.24%
1.50%
16.42%
72.83%
8.55%
1.50%
20.47%
69.47%
9.36%
1.34%
17.05%
72.25%
6/30/07
6/30/08
6/30/09
Equity
Other Liabilities
Borrowings
Deposits

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# Deposit Mix



100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
64.36%
64.25%
62.51%
35.64%
35.75%
37.49%
6/30/07
6/30/08
6/30/09
Certificates
Non-maturity

# Tangible Common Equity



7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
7.20%
6.40%
6.79%
6.59%
6.79%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

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# Total Risk Based Capital



14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
10.60%
10.18%
13.31%
10.63%
13.49%
10.87%
13.85%
11.15%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
With TARP
Without TARP

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# Income Statement

# Net Interest Margin



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.13%
3.31%
3.41%
3.23%
3.21%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

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# Operating Non-Interest Income



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,109
$3,882
$2,831
$3,781
$4,146
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Shown in thousands.

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# Operating Non-Interest Expense


$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,871
$9,819
$10,615
$10,373
$10,680
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Shown in thousands.

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# Operating Efficiency Ratio


80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
77.12%
71.58%
79.36%
73.19%
73.87%
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

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# Strategic Direction & Focus

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# Wealth Management & Trust

MutualWealth
Management Group

MutualFinancial
Investment Services

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# Assets Under Management



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$432,072
$457,574
$443,514
$408,970
$460,145
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Shown in thousands.

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# Total Wealth Management Fees


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$703
$536
$530
$566
$796
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Shown in thousands.

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# MutualBank Franchise Footprint


St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

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# Map of Opportunity



St Joseph
Elkhart
Lake
Porter
Kosciusko
Allen
Newton
Jasper
Wabash
Grant
Tippecanoe
Delaware
Randolph
Montgomery
Hamilton
Marion

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# Market Comparisons

# Current Market Comparisons

| Return on Average Assets | MFSF | SNL Microcap Bank & Thrift Index |
|---|---|---|
| 3/31/09 | 0.51% | (0.77)% |
| 6/30/09 | 0.37% | (1.13)% |

| Return on Average Equity | MFSF | SNL Microcap Bank & Thrift Index |
|---|---|---|
| 3/31/09 | 5.47% | (8.61)% |
| 6/30/09 | 4.06% | (12.48)% |

Source: SNL

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# Current Market Comparisons

| Non-Performing Assets to Assets | MFSF | SNL Microcap Bank & Thrift Index |
|---|---|---|
| 3/31/09 | 1.90% | 3.65% |
| 6/30/09 | 2.41% | 3.70% |

| Net Charge Offs/ Average Loans | MFSF | SNL Microcap Bank & Thrift Index |
|---|---|---|
| 3/31/09 | 0.34% | 1.36% |
| 6/30/09 | 0.36% | 1.85% |

Source: SNL

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# Current Market Comparisons

| Dividend Yield | MFSF | SNL Microcap Bank & Thrift Index |
|---|---|---|
| 3/31/09 | 10.0% | 3.06% |
| 6/30/09 | 5.36% | 2.52% |

Source: SNL

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# Current Market Comparisons

| Price to Tangible Book Value | MFSF | SNL Microcap Bank & Thrift Index |
|---|---|---|
| 3/31/09 | 36.6% | 101.6% |
| 6/30/09 | 68.8% | 111.8% |

Source: SNL

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# Thank You

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